SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-12


                              RSI Retirement Trust
              ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Trustees of RSI Retirement Trust
              ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

         5)   Total Fee Paid:

              ------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              ------------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

         3)   Filing Party:

              ------------------------------------------------------------------

         4)   Date Filed:

              ------------------------------------------------------------------

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                          -----------------------------




                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS


                                  May 22, 2002


                          -----------------------------




NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on May 22, 2002 at 10:30 A.M. (E.D.T.), for the following purposes:


    1. To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.


    2. To consider ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending September 30, 2002.


    3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on April 23, 2002 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.




                                            By Order of the Trustees,



                                            /s/ Stephen P. Pollak
                                            ---------------------------------
                                            STEPHEN P. POLLAK
                                            Executive Vice President,
                                            Counsel and Secretary
DATED:   New York, New York
         April 25, 2002

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                             ----------------------

                                 PROXY STATEMENT
                               General Information




     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on May 22, 2002, at 10:30 A.M. (Eastern time), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is April 26, 2002.

     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Trustees have fixed the close of business on April 23, 2002 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

     The Trust had outstanding as of the record date 9,371,159.966 Units of beneficial interest, which are divided into seven separate Investment Funds as follows:


        Core Equity Fund                             1,852,346.400
        Emerging Growth Equity Fund                    815,579.310
        Value Equity Fund                              954,956.420
        International Equity Fund                    1,046,447.007
        Activity Managed Bond Fund                   2,904,162.513
        Intermediate-Term Bond Fund                  1,045,234.307
        Short-Term Investment Fund                     752,434.009

     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof. The following table summarizes the foregoing information:


              PROPOSAL                          INVESTMENT FUNDS VOTING

     1.  Election of Trustees                           All

     2.  Ratification of Accountants                    All


     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

                                   PROPOSAL 1

                              Election Of Trustees


     The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 12 members. The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

     The nominees for Trustee are set forth below under "Information Regarding Trustees."

     At a meeting held on March 28, 2002, the Trustees, including all of the Trustees who are not interested persons of the Trust, as defined in the Act, unanimously nominated the three (3) persons described below for election as Trustees, to take office effective upon their election. Two of the three nominees for Trustees are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the three nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".


                         Information Regarding Trustees

     Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Retirement System Investors Inc. ("Investors"). Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+). The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, 18th Floor, New York, N.Y. 10017.

Each Trustee of the Trust oversees all seven Investment Funds (portfolios).

Nominees For Election As Trustees:

                                                                       First
                                   Principal Occupation                Became                  Other
  Name            Age              During Last 5 Years                 Trustee              Directorships
----------      -------        --------------------------            -----------          ---------------

William           62          President   of  the  Trust  since  May    1987                   None
Dannecker *+                  1986;  Director of  Retirement  System
                              Group Inc.  since  March  1989,  Chief
                              Executive  Officer since January 1990,
                              Chairman   since  October  2000,   and
                              President    from    March   1989   to
                              September    2000;    President    and
                              Director    of    Retirement    System
                              Consultants  Inc.  since  January 1990
                              and    March    1989,    respectively;
                              Director    of    Retirement    System
                              Investors   Inc.   since  March  1989;
                              President   of    Retirement    System
                              Distributors  Inc.  from December 1990
                              to March 1999 and Director  since July
                              1989;   Director   of  RSGroup   Trust
                              Company  since June 1998 and President
                              and  Chief   Executive   Officer  from
                              June  1998  to  January  1999;   Chief
                              Operating  Officer since January 1999;
                              Director of RSG Insurance  Agency Inc.
                              since March 1996.

Joseph R.         55          Chairman,    President    and    Chief    2002        Vice Chairman of the Community  Bankers
Ficalora*                     Executive    Officer   of   New   York                Associ-ation  of  New  York  State  and
                              Community  Bancorp,  Inc.  since  July                Chairman  of Group  VI;  President  and
                              1993;  President  and Chief  Executive                Director   of   M.S.B.    Fund,   Inc.;
                              Officer  of New  York  Community  Bank                Treasurer  and  Director  of the Queens
                              since January 1994 and Chairman  since                Chamber  of   Commerce;   Director   or
                              May 1997.                                             Trustee  of  Interna-tional   Investors
                                                                                    Capital   Appre-ciation   Fund,   Inc.;
                                                                                    Queens   Library    Foundation   Board;
                                                                                    Queens  Museum  of  Art;  Queensborough
                                                                                    Community  College  Fund;  Forest  Park
                                                                                    Trust; and Flushing Cemetery.

                                      -4-


Nominees For Election As Trustees:

                                                                        First
                                   Principal Occupation                Became                     Other
   Name           Age              During Last 5 Years                 Trustee                 Directorships
----------      -------        --------------------------            -----------             ---------------

Maurice E.        60          Adjunct  Professor of Finance,  Marist    1987                      None
Kinkade                       College    since    September    1994;
                              Director  of  Development,  Maplebrook
                              School,   Amenia,   New   York,   from
                              September 1994 to June 2001; President
                              of KINCO Management, Pough-keepsie,
                              New York from June 1992 to
                              September 1995.


Trustees Serving With A Term Expiring In One Year:

                                                                        First
                                       Principal Occupation             Became                     Other
  Name            Age                  During Last 5 Years              Trustee                 Directorships
----------      -------            --------------------------         -----------               -------------

Joseph L.         64          President and Chief Executive  Officer    2000        Director of Helen  Keller  Services For
Mancino *                     of The Roslyn  Savings  Bank,  Roslyn,                The    Blind;     Theodore    Roosevelt
                              New   York,   since   July   1992  and                Council-Boy    Scouts    of    America;
                              Chairman  of the  Board  of  Directors                Interfaith Nutrition Network;  National
                              since  January  1996;  Vice  Chairman,                Center for  Disability  Services;  Long
                              President and Chief Executive  Officer                Island Univer-sity;  M.S.B. Fund, Inc.;
                              of Roslyn Bancorp,  Inc. since January                and  International   Investors  Capital
                              1997.                                                 Appreciation Fund, Inc.

William E. Swan*  54          President    and    Chief    Executive    1994        Chairman  of the Board of  Trustees  of
                              Officer,     First    Niagara    Bank,                St.  Bonaventure  University;  Director
                              Lockport,  New York  since  July  1989                of Federal  Home Loan Bank of New York;
                              and   Chairman   of   the   Board   of                New York  Business  Development  Corp.;
                              Directors    since    January    2001;                Catholic Charities of Buffalo;  Buffalo
                              President and Chief Executive  Officer                Niagara  Partnership;  Buffalo  Niagara
                              of  First  Niagara   Financial  Group,                Enterprise;      Community      Bankers
                              Inc. (FNFG),  Lockport, New York since                Association  of  New  York  State;  and
                              April 1998 and  Chairman  of the Board                Chairman   of   First    Niagara   Bank
                              of Directors since January 2001.                      Foundation.

                                      -5-


Trustees Serving With A Term Expiring In One Year:

                                                                        First
                                   Principal Occupation                 Became                     Other
  Name            Age              During Last 5 Years                  Trustee                 Directorships
----------      -------        --------------------------             -----------               -------------

Herbert G.        63          Vice    Chairman    of   Charter   One    1994        Director  of  the  New  York   Business
Chorbajian                    Financial,  Inc.  since November 1998;                Development  Corpo-ration;  Director or
                              Chairman,    President    and    Chief                Trustee   of   the   Northeast   Health
                              Executive     Officer     of    ALBANK                Founda-tion,  Inc.;  the Albany College
                              Financial,  Inc.  from  April  1992 to                of  Pharmacy;  and the Albany  Cemetery
                              November  1998;   Chairman  and  Chief                Association.
                              Executive  Officer  from  October 1990
                              to  November  1998 and  President  and
                              Director  from June  1985 to  November
                              1998, ALBANK, FSB, Albany, New York.

James P.          56          President,    Treasurer    and   Chief    1997        Director  or Trustee  of RSGroup  Trust
Cronin                        Executive  Officer  since June 1987 of                Company;  Mutual  Invest-ment  Fund  of
                              The  Dime  Savings  Bank  of  Norwich,                Connecticut;       Hartford      Mutual
                              Norwich, Connecticut.                                 Investment    Fund;     Norwich    Free
                                                                                    Academy;   St.  Jude  Common;  John  S.
                                                                                    Blackmar   Fund;   and  W.  W.   Backus
                                                                                    Hospital.

Ralph L.          68          Vice   President,   Peoples   Heritage    1983                      None
Hodgkins, Jr.                 Bank, Portland,  Maine from September,
                              1994 to August 1995; President and
                              Chief Executive Officer, Mid Maine
                              Savings Bank, FSB, Auburn, Maine
                              from August, 1970 to August, 1994.


William L.        66          Interim  Executive  Director  for  The    1981        Director  of  Retirement  System  Group
Schrauth                      Community  Foundation  of  Herkimer  &                Inc. and RSGroup Trust Company.
                              Oneida  Counties,  Inc.  since  August
                              2001;  formerly  President  and  Chief
                              Executive  Officer,  The Savings  Bank
                              of  Utica,   Utica,   New  York,  from
                              August 1977 to December 2000.

                                      -6-


Trustees Serving With A Term Expiring In Two Years:

                                                                        First
                                   Principal Occupation                 Became                     Other
   Name           Age              During Last 5 Years                  Trustee                 Directorships
----------      -------        --------------------------             -----------             ---------------

William A.        65          Chairman and Chief Executive  Officer,    1998        Trustee   of  St.   Joseph's   College;
McKenna, Jr. *                Ridgewood  Savings  Bank,   Ridgewood,                Director  of St.  Vincent's  Servi-ces;
                              New York since January  1992;  Trustee                Director  of Boy's  Hope;  Director  of
                              of Ridgewood Savings Bank.                            Retirement System Group Inc.;  Director
                                                                                    of  M.S.B.  Fund,  Inc.;   Director  of
                                                                                    Insti-tutional     Investors    Capital
                                                                                    Ap-preciation  Fund,  Inc.;  Member  of
                                                                                    the Cardinal's  Committee of the Laity;
                                                                                    Member  of  Univer-sity   Council,  St.
                                                                                    John's   Univer-sity;   Member  of  the
                                                                                    Dean's   Executive   Council,   Hofstra
                                                                                    University  School  of  Business;   and
                                                                                    Director of The Calvary Fund.

Candace Cox       50          Managing  Director,   Emerald  Capital    1992        Director     of     American      Heart
                              Advisors,  LLC,  since  February  2000                Association.
                              and  from  December  1998 to  November
                              1999;     formerly     Director     of
                              Institutional  Investments  with  Lord
                              Abbett  & Co.  from  December  1999 to
                              February  2000;  President  and  Chief
                              Investment   Officer,   Bell  Atlantic
                              (formerly   NYNEX)  Asset   Management
                              Company  from  November  1995  to  May
                              1998;   Vice  President  and  Managing
                              Director,  between  September 1992 and
                              October 1995.

Raymond L. Willis       66    Private Investments.                      1985        Chairman,  U.T.C.  Pension Trust, Ltd.;
                                                                                    President,   U.T.   Insurance,    Ltd.;
                                                                                    Director  of   Association  of  Private
                                                                                    Pension and Welfare  Plans;  Trustee of
                                                                                    Employee Benefits Research Institute.

         Information Regarding the Trust Chairman and Executive Officers



     The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2001, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Heidi Viceconte, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, New York, N.Y. 10017.




                                               Principal Occupation,
                                               Business Experience
                                               During Last 5 Years,
    Name           Age                         Present Directorships
------------      -----                       -----------------------
James P. Coughlin  65   Executive  Vice  President  -  Investments,  of the Trust since July 1995,
                        Senior Vice  President -  Investments,  from  December  1986 to July 1995;
                        Executive Vice President -  Investments,  of Retirement  System Group Inc.
                        since January 1993, Chief Investment Officer since January 1991,  Director since May 1990;  President  of  Retirement  System  Investors  Inc.  since
                        February 1990.

Stephen P. Pollak  56   Executive  Vice  President,  Counsel and Secretary of the Trust since July
                        1995,  Senior Vice President,  Counsel and Secretary from December 1986 to
                        July 1995;  Executive Vice President,  Counsel and Secretary of Retirement
                        System Group Inc. since January 1993 and Director  since March 1989;  Vice
                        President  and  Secretary of  Retirement  System  Consultants  Inc.  since
                        January  1990 and Director  since March 1989;  Vice  President,  Secretary and  Compliance  Officer of  Retirement  System  Distributors  Inc.  since
                        February 1990 and Director  since July 1989;  Vice President and Secretary of  Retirement  System  Investors  Inc.  since  February 1990 and Director since March 1989;  President  and  Director of RSG  Insurance  Agency Inc.
                        since March 1996;  Executive  Vice  President,  Counsel and  Secretary  of
                        RSGroup  Trust  Company  since August 1998 and  Director  since June 1998;
                        Secretary of The Multi-Bank Association of Delaware since March 2001.

                                      -8-

                                           Principal Occupation,
                                           Business Experience
                                           During Last 5 Years,
  Name            Age                      Present Directorships
--------         ----                     -----------------------
Heidi Viceconte    36   Vice  President  of the Trust  since  July 2000 and  Treasurer  since July
                        1998;  First  Vice  President  from July 1998 to July  2000;  Second  Vice
                        President from July 1995 to July 1998;  Manager of Trust  Accounting since
                        November  1994;  Vice  President of  Retirement  System  Group Inc.  since
                        March 2000;  First Vice  President  from  January  1998 to February  2000;
                        Second Vice  President  from  January  1995 to December  1997;  First Vice
                        President and Trust Officer of RSGroup Trust Company since August 1999.



                     Investment Fund Ownership by Trustees+




                                  Dollar Range of Equity              Aggregate Dollar Range of All
                                   Securities in Each                   Equity Securities in All
      Name                          Investment Fund                         Investment Funds
-----------------               ----------------------                  ------------------------
William Dannecker*        Intl. Equity Fund:  $10,001- $50,000            $10,001 - $50,000

Joseph R. Ficalora*                      None                                     None

Joseph L. Mancino*                       None                                     None

William A. McKenna, Jr.*  Core Equity Fund:  Over $100,000                   Over $100,000
                          Emerging Growth Equity Fund: Over $100,000
                          Value Equity Fund:  Over $100,000
                          Intermediate-Term Bond Fund: $10,001-$50,000
                          Actively Managed Bond Fund: $10,001-$50,000

William E. Swan*                         None                                     None

Herbert G. Chorbajian                    None                                     None

Candace Cox                              None                                     None

James P. Cronin                          None                                     None

Ralph L. Hodgkins, Jr.    Core Equity Fund:  Over $100,000                   Over $100,000
                          Emerging Growth Equity Fund: $10,001- $50,000
                          Value Equity Fund: $50,001 - $100,000
                          Actively Managed Bond Fund: Over $100,000

Maurice E. Kinkade        Core Equity Fund:  Over $100,000                   Over $100,000
                          Emerging Growth Equity Fund: Over $100,000
                          Intl. Equity Fund:  $50,000 - $100,000

William L. Schrauth       Core Equity Fund:  $50,001 - $100,000              Over $100,000
                          Emerging Growth Equity Fund: $10,001- 50,000
                          Value Equity Fund:  $50,001- $100,000
                          Intermediate-Term Bond Fund: $50,001-$100,000
                          Actively Managed Bond Fund: Over $100,000

Raymond L. Willis                        None                                     None




+ Ownership as of April 23, 2002.
* Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.


     The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)


     The Audit Committee, which met three times during the Trust's fiscal year ended September 30, 2001, presently consists of Messrs. Chorbajian, Cronin, Hodgkins and Mancino. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.


     The Board Affairs Committee, which met two times during the Trust's fiscal year ended September 30, 2001, presently consists of Messrs. Kinkade, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.


     The Investment Committee, which met six times during the Trust's fiscal year ended September 30, 2001, presently consists of Ms. Cox and Messrs. Willis, Cronin and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2001, presently consists of Messrs. Kinkade, Schrauth and Willis. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.


     The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 2001, presently consists of Messrs. Lillis, McKenna and Swan. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.


     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 2001. There was also one special meeting during the year. During the Trust's fiscal year ended September 30, 2001, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

                      Compensation Of Trustees And Officers


Trustees' Compensation
----------------------

     The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2001. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2001:


                                    Aggregate Compensation
       Name of Trustee                 From the Trust
       ---------------             -----------------------
       William Dannecker                     -0-+
       Joseph L. Mancino                 19,875.00+
       William A. McKenna, Jr.           23,575.00+
       William L. Schrauth               18,875.00+
       William E. Swan                   16,925.00+*
       Herbert G. Chorbajian            $19,125.00
       Candace Cox                       22,275.00*
       James P. Cronin                   23,675.00
       Ralph L. Hodgkins, Jr.            19,875.00
       Maurice E. Kinkade                19,625.00*
       William G. Lillis                 18,575.00*
       Raymond L. Willis                 24,525.00



Officers' Cash Compensation
---------------------------

     Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.



Section 457 Deferred Compensation Plan
--------------------------------------

     The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $11,000 or 100% of their compensation from the Trust during each calendar year.




+ Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.

* Aggregate compensation includes amounts deferred under the Trust's Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 2001 is as follows:
     Ms. Cox ($129,598); Mr. Kinkade ($204,199); Mr. Lillis ($56,461) and Mr.
     Swan ($14,361). There are no pension or retirement benefits.

     Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.


     The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.


     Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.





                                   PROPOSAL 2


                            Selection Of Accountants




     Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected PricewaterhouseCoopers LLP, at a meeting held March 28, 2002, to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2002.


     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.


     The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."


     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE SELECTION OF PricewaterhouseCoopers LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        Information Concerning Investors


     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


     Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, and 2150 Post Road, Fairfield, Connecticut 06430, a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017, currently serves as investment advisor and manager to the Trust. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also provides investment adviser and management services to the Enterprise Group of Funds, Inc. and the Enterprise Accumulation Fund and may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:




                                          Title and Other
       Name                      Principal Occupation, if any
     --------                   ------------------------------
  William Dannecker          Director

                             Chairman, Chief Executive Officer and Director - Retirement System Group Inc.

                             President and Director -
                             Retirement System Consultants Inc.

                             Director and Registered Principal -
                             Retirement System Distributors Inc.

                             Chairman, Chief Operating Officer and Director - RSGroup Trust Company

                             Director - RSG Insurance Agency Inc.

  James P. Coughlin          President

                             Executive Vice President, Chief Investment Officer and Director - Retirement System Group Inc.

                             Registered Principal -
                             Retirement System Distributors Inc.

                                       Title and Other
       Name                      Principal Occupation, if any
     -------                    -------------------------------
  Stephen P. Pollak          Director, Vice President and Secretary

                             Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                             Executive Vice President, Counsel, Secretary and Director - RSGroup Trust Company

                             Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                             Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                             President and Director - RSG Insurance Agency Inc.

                             Secretary - The Multi-Bank Association of Delaware


     In addition to acting as Investment Manager for the Trust, Investors acts as an investment sub-advisor for the Growth and Income portfolio of the Enterprise Group of Funds, Inc. and the Growth and Income portfolio of the Enterprise Accumulation Fund, each of which has an investment objective similar to the Core Equity Fund portfolio of the Trust. For the year ended December 31, 2001, Investors was compensated as follows:


                                                                  Compensation
     Investment                                    Rate of       Received For
      Fund Name               Total Assets      Compensation          2001

Enterprise Group of Funds     $238,430,231         .30%            $646,738
(Growth and Income)
Enterprise Accumulation       $172,439,340         .30%            $476,975
Fund (Growth and Income)


     Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2001, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2001, Consultants received fees from the Trust in the aggregate amount of $2,795,030.

                              Principal Unitholders


The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of April 23, 2002. (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.


                                              Amount of            Percent
Name                                          Ownership            of Class

Trust (considered as a whole):
      The Roslyn Savings Bank                597,260.412          6.37
      Ridgewood Savings Bank                 594,940.698          6.35

Core Equity Fund:
      The Roslyn Savings Bank                111,425.398          6.02
      Ridgewood Savings Bank                 111,159.067          6.00

Emerging Growth Equity Fund:
      The Roslyn Savings Bank                 47,881.435          5.87
      Ridgewood Savings Bank                  47,769.462          5.86

Value Equity Fund:
      The Roslyn Savings Bank                 54,948.398          5.75
      Ridgewood Savings Bank                  54,827.501          5.74

International Equity Fund:
      The Roslyn Savings Bank                 91,575.151          8.75
      Ridgewood Savings Bank                  91,385.990          8.73
      SI Bank & Trust                         62,451.626          5.97
      New York Community Bank                 55,836.666          5.34

Actively Managed Bond Fund:
      The Roslyn Savings Bank                217,999.638          7.51
      Ridgewood Savings Bank                 216,769.914          7.46
      New York Community Bank                163,823.085          5.64
      SI Bank & Trust                        148,326.165          5.11

Intermediate-Term Bond Fund:
      The Roslyn Savings Bank                 73,430.392     7.03
      Ridgewood Savings Bank                  73,028.764     6.99
      New York Community Bank                 55,187.307     5.28

Short-Term Investment Fund:
      The Dime Savings Bank of Williamsburgh* 88,501.557    11.76
      The Roslyn Savings Bank*                59,237.373     7.87
      Ridgewood Savings Bank*                 56,474.741     7.51
      Hudson River Bank & Trust*              45,384.961     6.03
      SI Bank & Trust*                        38,600.321     5.13
      Cortland Savings Bank*                  37,838.809     5.03
      Emigrant Savings Bank                   37,733.870     5.01


The addresses of these unitholders are as follows:


The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; The Roslyn Savings Bank, One Jericho Plaza, Jericho, NY 11735; SI Bank & Trust, 15 Beach Street, Stapleton SI, NY 10304; New York Community Bank, 615 Merrick Avenue, Westbury NY, 11590; Emigrant Savings Bank, 5 East 42nd St, New York, NY 10017, Cortland Savings Bank, 1 North Main St, Cortland, NY 13045; Hudson River Bank & Trust, 249 Main Mall, Poughkeepsie, NY 12602.



                                  Vote Required


Election of Trustees and the approval of the selection of PricewaterhouseCoopers LLP as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.


The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less. None of the proposals being considered at this meeting requires the "vote of a majority of the outstanding Units" for approval.






----------------------
   *  Defined Contribution Plan

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2003 Annual Meeting Of Trust Participants


     The 2003 Annual Meeting of Trust Participants is expected to be held on or about May 21, 2003. Any proposal intended to be presented by any Trust Participant for action at the 2003 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2003 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2003 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2003 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters


     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 2001 and Semi-Annual Report for the six months ended March 31, 2002, when published, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, 18th floor, New York, New York 10017.


                                              By Order of the Board of Trustees,


                                              /s/ Stephen P. Pollak
                                              -----------------------------
                                              STEPHEN P. POLLAK
                                              Executive Vice President,
                                              Counsel and Secretary

New York, New York
April 25, 2002

                       This page intentionally left blank.

                              RSI RETIREMENT TRUST

                     ---------------------------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on May 22, 2002 and the Proxy Statement attached thereto, and does hereby appoint Christine Gordon and Stephen P. Pollak each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on May 22, 2002, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:

         (1) Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

         Nominees:         William Dannecker
                           Joseph R. Ficalora
                           Maurice E. Kinkade

              |_| FOR all nominees listed above (except as marked to the contrary below).

              |_|  WITHHOLD AUTHORITY to vote for all nominees listed above.

         Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


              ------------------------------------------------------------------


              ------------------------------------------------------------------

         (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.

                        |_| FOR         |_| AGAINST           |_| ABSTAIN


         (3) Upon all other matters which shall properly come before the meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP; AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *


       [clean_name]                                              [accountno]
       ---------------------------------------------------    ----------------
       (Print Name of Trust Participant)                         Account no.


       [attn]
       ---------------------------------------------------
       (Designated Plan Unitholder, if applicable)


       By:                                              Dated:            , 2002
           ------------------------------------------         ------------
       (Signature of individual unitholder, or person,
       officer or committee duly designated by Trust
       Participant)


       * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.